UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 27, 2004
Date of Report (Date of earliest event reported)

JOHNSON OUTDOORS INC.
(Exact name of Registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Item 7.	Financial Statements and Exhibits

a)	Not applicable

b)	Not applicable

c)	Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K (this “Report”)

99	Press Release dated July 27, 2004.

Item 9.	Regulation FD Disclosure

On July 27, 2004, Johnson Outdoors Inc. (the “Company”) issued a press release announcing plans to outsource manufacturing at its Grand Rapids, Michigan facility, and to shift production from it Mansonville, Quebec Canada manufacturing facility to its Old Town, Maine manufacturing facility. A copy of the Press Release is being furnished as Exhibit 99 to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2004

JOHNSON OUTDOORS INC.
/s/ Paul A. Lehmann
Paul A. Lehmann
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

JOHNSON OUTDOORS INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED July 27, 2004

Exhibit	Description
99	Press Release dated July 27, 2004